UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2016

Shell Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002
(Address of principal executive offices and zip code)

(713) 241-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Shell Midstream Partners, L.P. (the “Partnership”), dated October 3, 2016 and filed with the Securities and Exchange Commission on October 4, 2016 (the “Initial Form 8-K”), which reported under Item 2.01 the Partnership's acquisition of a 49.0% interest in Odyssey Pipeline L.L.C. and an additional 20.0% interest in Mars Oil Pipeline Company. This amendment is filed to provide the pro forma financial information of the Partnership for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.
Item 9.01    Financial Statements and Exhibits.
(a)    Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
(d)     Exhibits.

Number	Description
99.1	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By: Shell Midstream Partners GP LLC,
its general partner

By: /s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary
Date: December 9, 2016